UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2017

Titan Energy, LLC

(Exact name of registrant specified in its charter)

Delaware	001-35317	90-0812516
(State or Other Jurisdiction	(Commission	(IRS Employer
Of Incorporation)	File Number)	Identification No.)

425 Houston Street, Suite 300

Fort Worth, TX 76102

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: 800-251-0171

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Limited Waiver Agreement

On December 19, 2017, Titan Energy, LLC (the “Company”), its subsidiary, Titan Energy Operating, LLC (“Titan Operating”), as borrower, and certain subsidiary guarantors entered into a Limited Waiver Agreement (the “Limited Waiver”) with respect to the Company’s Third Amended and Restated Credit Agreement, as amended, with Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto (the “First Lien Facility”). The Limited Waiver has an effective date of December 8, 2017. Pursuant to the Limited Waiver, the lenders agreed to a further limited waiver of certain existing defaults with respect to financial covenants, required repayments of borrowings and other related matters. The waiver terminates upon the earliest of (i) January 31, 2018, (ii) the occurrence of additional events of default under the First Lien Facility and (iii) the exercise of remedies under the Company’s second lien credit facility (the “Second Lien Facility”).

This summary of the Limited Waiver does not purport to be complete and are subject to, and qualified in its entirety by, the full text of the Limited Waiver, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Standstill Extension

In connection with, and as a condition to, the effectiveness of the Limited Waiver, the lenders under the Second Lien Facility agreed to extend the standstill period under the intercreditor agreement (during which the lenders under the Second Lien Facility are prevented from pursuing remedies against the collateral securing the Company’s obligations under the Second Lien Facility) until February 22, 2018.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Limited Waiver, dated effective as of December 8, 2017, among Titan Energy Operating, LLC, as borrower, Titan Energy, LLC, as parent, the subsidiary guarantors party thereto, the lenders party thereto, and Wells Fargo Bank, National Association, as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2017	TITAN ENERGY, LLC

	By:	/s/ Jeffrey M. Slotterback
		Name:	Jeffrey M. Slotterback
		Title:	Chief Financial Officer